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                                                                      Exhibit 24


                               POWER OF ATTORNEY



          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael W. Wright, Jeffrey C. Girard and David A. Cairns, and each or any one of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) thereto, for the offer and sale of up to $400,000,000 of Debt Securities of SUPERVALU INC. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 29th day of June, 1994, by the following persons:



/s/ Herman Cain                             /s/ Richard D. McCormick
- -------------------------                   -------------------------
Herman Cain                                 Richard D. McCormick


/s/ Stephen I. D'Agostino                   /s/ Harriet K. Perlmutter
- -------------------------                   -------------------------
Stephen I. D'Agostino                       Harriet K. Perlmutter


/s/ Edwin C. Gage                           /s/ Carole F. St. Mark
- -------------------------                   -------------------------
Edwin C. Gage                               Carole F. St. Mark


/s/ Vernon H. Heath                         /s/ Winston R. Wallin
- -------------------------                   -------------------------
Vernon H. Heath                             Winston R. Wallin


/s/ William A. Hodder                       /s/ Michael W. Wright
- -------------------------                   -------------------------
William A. Hodder                           Michael W. Wright


/s/ Garnett L. Keith                        /s/ Jeffrey C. Girard
- -------------------------                   -------------------------
Garnett L. Keith                            Jeffrey C. Girard


/s/ Richard L. Knowlton                     /s/ Isaiah Harris
- -------------------------                   -------------------------
Richard L. Knowlton                         Isaiah Harris